UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Brookline Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

1. To elect the five nominees named in the proxy statement, each to serve for a three-year term and until their respective successors are duly elected and qualified. John J. Doyle Jr. Thomas J. Hollister Charles H. Peck Paul A. Perrault Joseph J. Slotnik O Nominee #12 O Nominee #13 2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2015. 3. To hold a non-binding advisory vote on the compensation of our named executive officers. We have fixed the close of business on March 12, 2015 as the record date for determining those stockholders of Brookline Bancorp, Inc. entitled to vote at the Brookline Bancorp, Inc. Annual Meeting and any adjournments or postponements of the meeting. Only holders of record of Brookline Bancorp, Inc. common stock at the close of business on that date are entitled to notice of and to vote at the Brookline Bancorp, Inc. Annual Meeting. the BoarD oF DireCtorS reCommenDS a Vote "For" eaCh oF the DireCtor nomineeS in ProPoSaL 1, anD “For” ProPoSaLS 2 anD 3. nomineeS: important notice of availability of Proxy materials for the annual meeting of Stockholders of BrookLine BanCorP, inC. to Be held on: may 6, 2015 at 11:00 a.m. eastern time the Charles hotel, one Bennett Street, Cambridge, massachusetts 02138 this communication presents only an overview of the more complete proxy materials that are available to you on the internet. we encourage you to access and review all of the important information contained in the proxy materials before voting. if you want to receive a paper or e-mail copy of the proxy materials you must request one. there is no charge to you for requesting a copy. to facilitate timely delivery please make the request as instructed below before april 24, 2015. Please visit www.brooklinebancorp.com/proxy, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K to reqUeSt materiaL: teLePhone: 888-Proxy-na (888-776-9962) 718-921-8562 (for international callers) e-maiL: info@amstock.com weBSite: http://www.amstock.com/proxyservices/requestmaterials.asp to Vote: onLine: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time May 5, 2015. in PerSon: You may vote your shares in person by attending the Annual Meeting. teLePhone: To vote by telephone, please call 1-800-ProXieS (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries. maiL: You will receive a Proxy card by mail. If you need an additional copy of the Proxy card, you may request one by following the instructions above. ComPanY nUmBer aCCoUnt nUmBer ControL nUmBer John Smith 1234 main Street aPt. 203 new York, nY 10038 Please note that this notice may not be used to vote by mail.

ANNUAL MEETING OF STOCKHOLDERS OF BROOKLINE BANCORP, INC. May 6, 2015 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 6, 2015. THE ANNUAL MEETING PROXY STATEMENT, THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BROOKLINE BANCORP, INC.'S 2014 ANNUAL REPORT ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT HTTPS://MATERIALS.PROXYVOTE.COM/11373M. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE SPECIFIED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS THAT ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE WITH RESPECT TO THE ELECTION OF ANY INDIVIDUAL AS DIRECTOR WHERE ONE OR MORE NOMINEES ARE UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE, AND WITH RESPECT TO MATTERS INCIDENTAL TO THE CONDUCT OF THE ANNUAL MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. 1. To elect the five nominees named in the proxy statement, each to serve for a three-year term and until their respective successors are duly elected and qualified. John J. Doyle Jr. Thomas J. Hollister Charles H. Peck Paul A. Perrault Joseph J. Slotnik 2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2015. 3. To hold a non-binding advisory vote on the compensation of our named executive officers. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. ------------------ ---------------- 00003333333000001000 9 050615 FOR AGAINST ABSTAIN Please indicate if you plan to attend this meeting.

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 REVOCABLE PROXY BROOKLINE BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS, MAY 6, 2015, 11:00 A.M. EASTERN TIME The undersigned stockholder of Brookline Bancorp, Inc., a Delaware corporation (the "Company"), hereby appoints Paul A. Perrault, President and Chief Executive Officer and Michael W. McCurdy, General Counsel and Corporate Secretary, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at The Charles Hotel on May 6, 2015, 11:00 a.m. Eastern Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all of the powers the undersigned would possess if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting. (Continued and to be signed on the reverse side.) 1.1